IDEX PROPRIETARY & CONFIDENTIAL 1 IDEX PROPRIETARY & CONFIDENTIAL Fourth Quarter 2013 Earnings Release January 30, 2014 IDEX PROPRIETARY & CONFIDENTIAL

IDEX PROPRIETARY & CONFIDENTIAL 2 IDEX PROPRIETARY & CONFIDENTIAL Agenda • IDEX Outlook • 2013 Financial Performance • 2013 Segment Performance • Fluid & Metering • Health & Science • Fire & Safety / Diversified • 2014 Guidance Update • Q&A

IDEX PROPRIETARY & CONFIDENTIAL 3 IDEX PROPRIETARY & CONFIDENTIAL Replay Information • Dial toll–free: 855.859.2056 • International: 404.537.3406 • Conference ID: #30410743 • Log on to: www.idexcorp.com

IDEX PROPRIETARY & CONFIDENTIAL 4 IDEX PROPRIETARY & CONFIDENTIAL Cautionary Statement Under the Private Securities Litigation Reform Act This presentation and discussion will include forward-looking statements. Our actual performance may differ materially from that indicated or suggested by any such statements. There are a number of factors that could cause those differences, including those presented in our most recent annual report and other company filings with the SEC.

IDEX PROPRIETARY & CONFIDENTIAL 5 IDEX PROPRIETARY & CONFIDENTIAL $0 $200 $400 Q4 Year $79 $295 $95 $379 2012 2013 15% 17% 19% 21% 23% Q4 Year 18.5% 18.4% 20.0% 19.5% 2012 2013 $0.25 $1.25 $2.25 $3.25 Q4 Year $0.82 $3.09 $0.69 $2.68 2012 2013 $0 $500 $1,000 $1,500 $2,000 Q4 Year $491 $1,954 $521 $2,024 2012 2013 IDEX 2013 Financial Performance Revenue Organic: 2% growth 150 bps expansion 20% growth 19% growth EPS* Operating Margin* Free Cash Flow * 2012 EPS / Op Margin data adjusted for impairment charge ($198M for Q4 and full year) and restructuring expenses ($18M in Q4 and $32M full year) Exiting 2013 with an impressive 20.0 percent operating margin Organic: 5% growth 15% growth 110 bps expansion 28% growth

IDEX PROPRIETARY & CONFIDENTIAL 6 IDEX PROPRIETARY & CONFIDENTIAL $0 $200 $400 $600 $800 $1,000 Q4 Year $209 $836 $209 $869 2012 2013 $0 $200 $400 $600 $800 $1,000 Q4 Year $212 $833 $222 $872 2012 2013 10% 15% 20% 25% 30% Q4 Year 21.0% 21.7% 24. % 24.2% 2012 2013 Fluid & Metering Orders Revenue Q4 Revenue Mix: Organic 4% Acquisition 0% Fx 1% Total 5% Q4 Summary:  Four percent organic order growth in the second half of 2013 positions us well for 2014  Excellent operating margin improvement from volume and benefit of cost- out actions and improvements from previously underperforming businesses  Energy benefited from continued strength in North American retrofits and OEM truck builds  Municipal Water services delivered strong orders and captured share Organic: 4% growth 390 bps expansion Organic: 1% decline Operating Margin* * Q4 and full year 2012 Operating Margin data adjusted for restructuring expense and impairment charge Solid execution generated margin expansion of 250 bps in 2013 Organic: 3% growth Organic: 4% growth 250 bps expansion

IDEX PROPRIETARY & CONFIDENTIAL 7 IDEX PROPRIETARY & CONFIDENTIAL $0 $200 $400 $600 $800 $1,000 Q4 Year $170 $674 $190 $723 2012 2013 $0 $200 400 $600 $800 $1,000 Q4 Year $175 $695 $182 $715 2012 2013 10% 13% 15% 18% 20% Q4 Year 18.4% 17.6% 18.2% 19.1% 2012 2013 Health & Science Orders Revenue Organic: 2% growth 20 bps contraction Organic: 10% growth Operating Margin* * Q4 and full year 2012 Operating Margin data adjusted for restructuring expense and impairment charge Q4 Revenue Mix: Organic 2% Acquisition 3% Fx -1% Total 4% Q4 Summary:  Fourth quarter order growth across all platforms provides a healthy backlog going into 2014  Margins impacted by targeted cost reductions to optimize operating footprint  Scientific Fluidics expects continued growth from new products and benefit of NIH funding constraints easing  Material Process continues strong order growth in North America and Asia Outstanding organic order growth in Q4 Organic: 3% growth Organic: 2% decline 150 bps expansion

IDEX PROPRIETARY & CONFIDENTIAL 8 IDEX PROPRIETARY & CONFIDENTIAL $0 $100 $200 $300 $400 $500 Q4 Year $107 $444 $125 $488 2012 2013 $0 $100 $200 $300 $400 $500 Q4 Year $109 $437 $118 $445 2012 2013 10% 15% 20% 25% 30% Q4 ear 24.2% 23.9% 24.3% 23.1% 2012 2013 Fire & Safety/Diversified Orders Revenue Organic: 8% growth 80 bps contraction Organic: 10% growth Operating Margin* * Q4 and full year 2012 Operating Margin data adjusted for restructuring expense Q4 Revenue Mix: Organic 8% Acquisition 0% Fx 1% Total 9% Q4 Summary:  Continued organic order growth contributions from FSG and Dispensing create strong momentum for 2014  Dispensing market in North America continues to provide opportunities for share gain  Power facility trailer orders in FSG augment a stable core business  Band-It grows on strength from blanket North American automotive orders Dispensing and FSG fueling strong momentum into 2014 10 bps expansion Organic: 16% growth Organic: 1% growth

IDEX PROPRIETARY & CONFIDENTIAL 9 IDEX PROPRIETARY & CONFIDENTIAL 2014 Guidance Detail Sales EPS (in M's) FY 2013 Actuals $2,024 $3.09 Organic growth ~ 60 - 100 ~ 0.20 - 0.30 FX 16 0.03 Lower share count 0.03 Higher tax rate (0.07) Restructuring / Productivity 0.09 Growth investments (0.04) FY 2014 Forecast ~ $2,100 -- $2,140 ~ $3.33 -- $3.43 2014 Growth Expectations – 3% – 5% organic revenue growth – Future acquisitions not contemplated in the growth below

IDEX PROPRIETARY & CONFIDENTIAL 10 IDEX PROPRIETARY & CONFIDENTIAL Outlook: 2014 Guidance Summary Q1 2014 • EPS estimate range: $0.83 – $0.85 • Operating margin: ~ 20% FY 2014 • EPS estimate range: $3.33 – $3.43 – Organic revenue growth: ~ 3% – 5% – Operating margin: > 20% – Minimal FX impact • Other modeling items – Tax rate: ~ 29.0% – 29.5% – Cap Ex: ~ $40 - $45M – Free Cash Flow will be 120% – 125% of net income – Continued share repurchases: ~ net 1% reduction – EPS estimate excludes future acquisitions and associated costs and charges

IDEX PROPRIETARY & CONFIDENTIAL 11 IDEX PROPRIETARY & CONFIDENTIAL Q&A